Driven Brands Receives Expected Nasdaq Notice Related to Delayed Q1 2026 Form 10-Q Filing CHARLOTTE, N.C., (BUSINESS WIRE) June 5, 2026 -- Driven Brands Holdings Inc. (NASDAQ: DRVN) (“Driven Brands” or the “Company”) today announced that it received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) on June 1, 2026, indicating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) due to the delayed filing of its Quarterly Report on Form 10-Q for the period ended March 28, 2026 (the “2026 Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). The Listing Rule requires companies with securities listed on Nasdaq to timely file all required periodic reports with the SEC. The 2026 Form 10-Q filing delay is related to the previously announced restatement of the Company’s prior period financial statements and the associated delay in filing its 2025 Form 10-K, which was filed on May 19, 2026. The Notice from Nasdaq is standard practice in the event of a delayed periodic financial report filing and has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq. In accordance with Nasdaq’s listing rules, the Company has 60 calendar days after the Notice, or until July 31, 2026, to submit a plan of compliance to Nasdaq addressing how the Company intends to regain compliance with the Listing Rule. Pursuant to the Notice, Nasdaq has the discretion to grant the Company up to 180 calendar days from the 2026 Form 10-Q’s due date, or November 25, 2026, for the Company to regain compliance with the Listing Rule. The Company is working to complete its financial reporting and currently expects to file the 2026 Form 10-Q as soon as practicable. About Driven Brands Driven Brands™, headquartered in Charlotte, NC, is the largest automotive services company in North America, providing a range of consumer and commercial automotive services, including oil change, paint, collision, glass, vehicle repair, and maintenance. Driven Brands is the parent company of some of North America’s leading automotive service businesses including Take 5 Oil Change®, Meineke Car Care Centers®, Maaco®, 1-800-Radiator & A/C®, Auto Glass Now®, and CARSTAR®. As of the end of fiscal year 2025, Driven Brands had over 4,200 locations across the U.S. and Canada, and services tens of millions of vehicles annually. Driven Brands’ network generated approximately $1.9 billion in annual revenue from approximately $6.1 billion in system-wide sales. Disclosure Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this press release are forward-looking statements. In particular, forward-looking statements include, among other things, statements relating to our beliefs and expectations relating to the timing of the filing of the 2026 Form 10-Q. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a material delay in the Company’s financial reporting, uncertainties about the timing of the Company’s submission of a compliance plan, Nasdaq’s acceptance of any such plan, the duration of any extension that may be granted by Nasdaq, the risk that the Company will be unable to meet Nasdaq’s continued listing requirements. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation. Given these uncertainties, you should not place undue reliance on these forward- looking statements. Contacts Shareholder/Analyst inquiries: Steve Alexander stephen.alexander@drivenbrands.com (972) 467-6180 Media inquiries: Michelle Appleyard michelle.appleyard@drivenbrands.com (704) 644-8129